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                                  EXHIBIT 23.1

                            CONSENT OF LEGAL COUNSEL

     We consent to the reference to us in this Post-Effective Amendment No. 3 to Registration Statement of Muslim Media Network, Inc. on Form SB-2, under the heading "Interest of Named Experts and Counsel" in the Prospectus, which is part of the Registration Statement.

                                        Driggers, Schultz & Herbst


                                        /s/ Driggers, Schultz & Herbst
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                                        April 6, 2006


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